SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 1999



                            AmeriVest Properties Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)



           Maryland                  1-14462                    84-1240264
           --------                  -------                    ----------
(State or other jurisdiction     (Commission File              (IRS Employer
 of incorporation)                Number)                    Identification No.)



        3333 South Wadsworth Blvd., Suite D-216, Lakewood, Colorado 80227
        -----------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (303) 980-1880

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     On August 12, 1999, Registrant completed the acquisition of three office buildings (the "Acquired Buildings") in the State of Indiana. The Acquired Buildings contain an aggregate of approximately 95,836 square feet. The aggregate purchase price for the Acquired Buildings was $7,944,000, which was paid by assuming approximately $5,255,000 of existing debt (the "Debt") and $116,400 of related escrow balances on the properties and issuing approximately 541,600 shares of Registrant's common stock at the rate of $4.75 per share. In conjunction with the assumption of the Debt, Registrant also assumed the obligations and liabilities of the original guarantors of the Debt.

     The Acquired Buildings were purchased from Sheridan Realty Partners, L.P. ("Sheridan"), a Delaware limited partnership. The purchase price of the Acquired Buildings was determined through negotiations between Registrant and Sheridan.

     As required pursuant to the terms of the Purchase And Sale Agreement between Registrant and Sheridan regarding the acquisition by Registrant of the Acquired Buildings, Registrant has appointed William T. Atkins and Charles K. Knight to Registrant's Board Of Directors.

     Mr. Atkins is the President and a 16.5% owner of Sheridan Realty Corp. ("Sheridan Realty"), which is the general partner of Sheridan. Sheridan Realty holds a 1% interest in Sheridan as the general partner, and an additional 3.1335% interest as a limited partner. In connection with the acquisition of the Acquired Buildings, Mr. Atkins received approximately 33,000 of the shares of common stock paid by Registrant as a portion of the purchase price. A trust company for which Mr. Atkins serves as a director serves as trustee for trusts that received an aggregate of approximately 76,900 additional shares of common stock. Mr. Atkins has no beneficial interest in any shares held by the trust company. Mr. Knight did not receive any shares of common stock as a result of the acquisition.

     Registrant has hired Sheridan Development, LLC ("Sheridan Development") to manage the Acquired Buildings for a one-year term commencing on July 1, 1999. During that term, Sheridan Development is responsible for all aspects of the management and operation of the Acquired Buildings and coordinating the leasing of the Acquired Buildings. In exchange, Registrant will pay a management fee equal to 5% of the gross monthly rental income received from the Acquired Buildings. Mr. Atkins is the co- manager, President and a 25.05% owner and Mr. Knight is a Vice President and 9.9% owner of Sheridan Development.

     Other than as described in this Item 2, there are no material relationships between Sheridan and any of Registrant, Registrant's directors or officers, or associates of Registrant's directors or officers.

Item 5. Other Events.
---------------------

     Press Release. The press release of Registrant dated August 12, 1999, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated into this Item 5 by this reference.

Item 7. Financial Statements And Exhibits.
------------------------------------------

     (a)  Financial Statements Of Business Acquired.








                      KEYSTONE OFFICE PARK

                      STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      TOGETHER WITH REPORT OF INDEPENDENT
                          PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Management of
    Keystone Office Park:


We have audited the statement of revenue and certain expenses of Keystone Office Park for the year ended December 31, 1998. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Keystone Office Park for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



                                            /s/ Arthur Andersen LLP
                                            -----------------------
                                            Arthur Andersen LLP


Denver, Colorado,
    February 25, 1999.

                              KEYSTONE OFFICE PARK
                              --------------------


                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                         1998
                                                                         ----
REVENUE:
    Rental revenue (Note 2)                                           $1,440,937
    Other revenue                                                          3,827
                                                                      ----------
              Total revenue                                            1,444,764
                                                                      ----------
CERTAIN EXPENSES:
    Repairs and maintenance                                              215,745
    Utilities                                                            127,466
    Property taxes                                                       119,774
    Property management fees                                              71,942
    Operating services                                                    44,525
    Insurance                                                             16,663
                                                                      ----------
              Total certain expenses                                     596,115
                                                                      ----------
EXCESS REVENUE OVER CERTAIN EXPENSES                                  $  848,649
                                                                      ==========


                     The accompanying notes are an integral
                        part of this financial statement.

                              KEYSTONE OFFICE PARK
                              --------------------


                       NOTES TO THE STATEMENT OF REVENUE

                              AND CERTAIN EXPENSES


                      FOR THE YEAR ENDED DECEMBER 31, 1998



(1) BASIS OF PRESENTATION
-------------------------

The statement of revenue and certain expenses reflects the operations of Keystone Office Park (the "Property"), located in Indianapolis, Indiana.

The Property is expected to be acquired by AmeriVest Properties, Inc. (the "Company") from Sheridan Realty Partners, L.P. ("Sheridan") in July 1999. The Property has an aggregate net rentable area of approximately 95,900 square feet (97% leased as of December 31, 1998). This statement of revenue and certain expenses is prepared pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on the accrual basis. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

(2) OPERATING LEASES
--------------------

Rental revenue presented for the year ended December 31, 1998, is recorded in accordance with generally accepted accounting principles.

The Property is leased to tenants under operating leases with expiration dates extending to the year 2003. Future minimum rentals under noncancellable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1998, are as follows:

                  1999                            $1,269,789
                  2000                               974,534
                  2001                               602,438
                  2002                               170,116
                  2003                                88,259
                                                  ----------
                                                  $3,105,136
                                                  ==========


One tenant, in the insurance industry, who occupies 21% of the total rentable square feet of Keystone, was responsible for approximately 25% of the rental revenue for the year ended December 31, 1998, and is responsible for approximately 23% of the total future minimum rentals in the above schedule.

Leases also include provisions requiring tenants to reimburse Sheridan for operating expenses up to stipulated amounts.

(3) RELATED PARTY TRANSACTIONS
------------------------------

During 1998, the Property engaged a related party to perform activities related to property management and certain repairs and maintenance. Amounts totaling $119,456 were incurred by this related party and have been expensed in the statement of revenue and certain expenses.

                              KEYSTONE OFFICE PARK
                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                       THREE MONTHS ENDED MARCH 31, 1999
                                   (Unaudited)



REAL ESTATE OPERATING REVENUE
    Rental Revenue                                                      $356,067
                                                                        --------


CERTAIN OPERATING EXPENSES
        Property operating expenses                                      110,019
        Real estate taxes                                                 29,616
        Management fees                                                   17,803
                                                                        --------

                                                                         157,438
                                                                        --------

EXCESS OF REVENUE OVER CERTAIN
    EXPENSES                                                            $198,629
                                                                        ========

     (b)  Pro Forma Financial Information.




                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION



The accompanying pro forma consolidated balance sheet presents the historical financial information of AmeriVest Properties Inc. and Subsidiaries (AmeriVest) as of March 31, 1999, as adjusted for the acquisition of the Keystone Office Buildings by AmeriVest, pursuant to a purchase and sale agreement entered into April 26, 1999.

The accompanying pro forma consolidated statements of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 combine the historical financial information of AmeriVest with the historical real estate operating revenues and expenses of the Keystone Office Buildings as if the acquisition had occurred at the beginning of the periods presented.

The pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and the Keystone Office Buildings. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of AmeriVest for the year ended December 31, 1998 included in AmeriVest's Form 10-KSB filed for the year ended December 31, 1998.


                             AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                            MARCH 31, 1999
                                              (Unaudited)


                                                    AmeriVest            Pro Forma        Pro Forma
                                                  (Historical)          Adjustments       Combined
                                                  ------------          -----------       --------
ASSETS
   Investment in Real Estate
   Land                                           $  4,745,754       $  1,828,000 (a)   $  6,573,754
   Building and improvements                        22,381,607          6,156,000 (a)     28,537,607
   Furniture, fixtures and equipment                   291,651               --              291,651
   Tenant improvements                                 553,982               --              553,982
   Less accumulated depreciation and amortization   (6,068,732)              --           (6,068,732)
                                                  ------------       ------------       ------------

      Net Investment in Real Estate                 21,904,262          7,984,000         29,888,262

   Cash and cash equivalents                           241,256            (40,000)(d)        207,256
                                                                            6,000 (e)
   Tenant accounts receivable                           66,047               --               66,047
   Deferred financing costs, net                       612,330               --              612,330
   Prepaid expenses and other assets                   423,778               --              423,778
                                                  ------------       ------------       ------------


   Total Assets                                   $ 23,247,673       $  7,950,000       $ 31,197,673
                                                  ============       ============       ============

LIABILITIES AND STOCKHOLDERS'  EQUITY

LIABILITIES
   Mortgage loans and notes payable               $ 18,791,093       $  5,255,000 (b)   $ 24,046,093
   Accounts payable and accrued expenses               141,301              6,000 (e)        147,301
   Accrued interest                                     29,252               --               29,252
   Accrued real estate taxes                           273,719            116,433 (f)        390,152
   Prepaid rents and security deposits                 290,325               --              290,325
   Dividends payable                                   199,107               --              199,107
                                                  ------------       ------------       ------------

   Total Liabilities                                19,724,797          5,377,433         25,102,230
                                                  ------------       ------------       ------------

STOCKHOLDERS' EQUITY
   Common stock                                          1,659                541 (c)          2,220
   Capital in excess of par value                    5,607,725          2,572,026 (c)      8,179,751
   Distributions in excess of accumulated
      earnings                                      (2,086,508)              --           (2,086,508)
                                                  ------------       ------------       ------------

   Total Stockholders' Equity                        3,522,876          2,572,567          6,095,443
                                                  ------------       ------------       ------------

                                                  $ 23,247,673       $  7,950,000       $ 31,197,673
                                                  ============       ============       ============



                     See notes to the pro forma consolidated financial statements.

                                                  10

                          AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               THREE MONTHS ENDED MARCH 31, 1999
                                          (Unaudited)


                                            Historical
                                                Keystone Office  Pro Forma         Pro Forma
                                     AmeriVest     Buildings    Adjustments        Combined
                                     ---------     ---------    -----------        --------
REAL ESTATE OPERATING REVENUE
    Rental Revenue
        Commercial properties       $ 1,001,102   $   356,067   $      --         $ 1,357,169
        Storage properties              327,702          --            --             327,702
                                    -----------   -----------   -----------       -----------

                                      1,328,804       356,067          --           1,684,871
                                    -----------   -----------   -----------       -----------
REAL ESTATE OPERATING EXPENSES
    Property Operating Expenses
        Operating expenses              280,751       110,019          --             390,770
        Real estate taxes               139,645        29,616          --             169,261
        Management fees                  22,098        17,803          --              39,901
    General and administrative          207,208          --            --             207,208
    Interest                            363,564          --         105,700  (h)      469,264
    Depreciation and amortization       243,781          --          38,750  (g)      282,531
                                    -----------   -----------   -----------       -----------

                                      1,257,047       157,438       144,450         1,558,935
                                    -----------   -----------   -----------       -----------


NET INCOME                          $    71,757   $   198,629   $  (144,450)      $   125,936
                                    ===========   ===========   ===========       ===========


NET INCOME PER COMMON SHARE                                                       $      0.06
                                                                                  ===========

NET INCOME PER COMMON SHARE -
   ASSUMING DILUTION                                                              $      0.06
                                                                                  ===========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                                           2,200,363
                                                                                  ===========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES ASSUMING DILUTION                                                     2,204,113
                                                                                  ===========




                 See notes to the pro forma consolidated financial statements.

                                              11

                             AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     YEAR ENDED DECEMBER 31, 1998
                                               (Unaudited)


                                                       Historical
                                                             Keystone Office  Pro Forma         Pro Forma
                                                 AmeriVest      Buildings    Adjustments        Combined
                                                 ---------      ---------    -----------        --------

REAL ESTATE OPERATING REVENUE
    Rental Revenue
        Commercial properties                   $ 2,365,629    $ 1,444,764   $      --         $ 3,810,393
        Storage properties                        1,450,540           --            --           1,450,540
                                                -----------    -----------   -----------       -----------

                                                  3,816,169      1,444,764          --           5,260,933
                                                -----------    -----------   -----------       -----------

REAL ESTATE OPERATING EXPENSES
    Property Operating Expenses
        Operating expenses                          955,796        404,399          --           1,360,195
        Real estate taxes                           432,863        119,774          --             552,637
        Management fees                             181,649         71,942          --             253,591
    General and administrative                      458,223           --            --             458,223
    Interest                                      1,036,387           --         426,500  (h)    1,462,887
    Expenses associated with debt refinancing       321,178           --            --             321,178
    Depreciation and amortization                   751,592           --         155,000  (g)      906,592
                                                -----------    -----------   -----------       -----------

                                                  4,137,688        596,115       581,500         5,315,303
                                                -----------    -----------   -----------       -----------

OTHER INCOME
    Interest income                                   4,113           --            --               4,113
                                                -----------    -----------   -----------       -----------

NET (LOSS) INCOME                               $  (317,406)   $   848,649   $  (581,500)      $   (50,257)
                                                ===========    ===========   ===========       ===========

NET (LOSS) PER COMMON SHARE -
    Basic and Diluted                                                                          $      (.02)
                                                                                               ===========

WEIGHTED AVERAGE NUMBER OF
    COMMON SHARES OUTSTANDING -
    Basic and Diluted
                                                                                                 2,079,996
                                                                                               ===========



                      See notes to the pro forma consolidated financial statements.

                                                   12

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of the Keystone Office Buildings by AmeriVest.

     The accompanying pro forma consolidated balance sheet as of March 31, 1999 has been prepared to give effect to the acquisition of the Keystone Office Buildings as if the acquisition occurred on March 31, 1999. The accompanying pro forma consolidated statements of operations combine the historical operations of AmeriVest for the three months ended March 31, 1999 and the year ended December 31, 1998 with the historical real estate operating revenues and expenses of the Keystone Office Buildings for the three months ended March 31, 1999 and the year ended December 31, 1998, respectfully, and are presented as if the acquisition had occurred at the beginning of each of the periods presented.

NOTE 2 - PRO FORMA ADJUSTMENTS

     The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

     a)   Purchase price of Keystone Office Buildings.

     b) Increase in mortgage loan related to debt assumed by AmeriVest for acquisition of Keystone Office Buildings, $4,730,000 with interest at 8% and $525,000 with interest at 8.63%.

     c) Issuance of 541,593 shares of common stock, valued at $4.75 per share, as partial consideration for acquisition of Keystone Office Buildings.

     d)   Cash paid for additional costs of acquisition.

     e)   Capital improvement reserve.

     f)   Real estate taxes.

     g) Depreciation expense on Keystone Office Buildings to be recognized by AmeriVest.

     h) Interest expense to be recognized by AmeriVest related to mortgage debt assumed in conjunction with the acquisition of the Keystone Office Buildings.

NOTES 3 - (LOSS) INCOME PER SHARE

     Pro forma (loss) income per common share for the months ended March 31, 1999 and the year ended December 31, 1998 is computed based on the weighted average number of common shares outstanding during the periods, assuming that the 541,593 shares issued in conjunction with the acquisition of the Keystone Office Buildings were issued at the beginning of each of the periods.

     (c)  Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number         Description
------         -----------

10.1 Purchase And Sale Agreement dated April 26, 1999 between Registrant and Sheridan Realty Partners, L.P. (Incorporated by reference from Exhibit 10.1 to Registrant's Definitive Proxy Statement filed with the Commission on May 27, 1999)

99.1           Press release dated August 12, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 12, 1999                        AMERIVEST PROPERTIES INC.
       ---------------



                                              By: /s/ James F. Etter
                                              ----------------------
                                              James F. Etter
                                              President